Occidental Announces 1st Quarter 2021 Results

•Cash flow from continuing operations of $0.8 billion and cash flow from continuing operations before working capital of $2.1 billion
•Maintained capital discipline with spending of $579 million, resulting in free cash flow excluding working capital of $1.6 billion
•Exceeded guidance midpoint by 17 Mboed with production of 1,117 Mboed from continuing operations
•Continued operational excellence through record drilling and completion efficiencies
•Closed $0.5 billion of asset sales, including non-core assets in the DJ Basin
•Exceeded pre-tax income guidance for both OxyChem and midstream and marketing segments
•Raised total year pre-tax guidance for OxyChem to $1.0 billion

HOUSTON — May 10, 2021 — Occidental (NYSE:OXY) today announced net loss attributable to common stockholders for the first quarter of 2021 of $346 million, or $0.36 per diluted share, and an adjusted loss attributable to common stockholders of $136 million, or $0.15 per diluted share, compared to a net loss attributable to common stockholders for the fourth quarter of 2020 of $1.3 billion, or $1.41 per diluted share, and an adjusted loss attributable to common stockholders of $610 million, or $0.65 per diluted share. First quarter after-tax items affecting comparability of $210 million included $445 million loss in discontinued operations related to Ecuador and Ghana and $106 million of charges for non-core expiring domestic onshore undeveloped oil and gas leases, partially offset by $293 million of net derivative gains and a $79 million gain on the sale of 11.5 million limited partner units in Western Midstream Partners, LP (WES).

“Our first quarter results are a perfect example of how our ability to consistently deliver strong operational performance has strengthened our financial position. Our commitment to capital discipline contributed to first quarter free cash flow of $1.6 billion," said President and Chief Executive Officer Vicki Hollub. "Occidental is well positioned to continue to use excess cash flows, coupled with asset sales proceeds, to reduce debt and other financial obligations.”

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax loss on continuing operations for the first quarter of 2021 was $62 million, compared to a pre-tax loss of $1.1 billion for the fourth quarter of 2020. The first quarter results included pre-tax charges of $135 million associated with non-core expiring domestic onshore oil and gas undeveloped leases and $40 million of net derivative losses. Excluding items affecting comparability, first quarter of 2021 oil and gas results improved over the fourth quarter of 2020 due to higher commodity prices, partially offset by higher depreciation, depletion and amortization rates and lower volumes. For the first quarter of 2021, average WTI and Brent marker prices were $57.84 per barrel and $61.10 per barrel, respectively. Average worldwide realized crude oil prices increased by 37 percent from the prior quarter to $55.65 per barrel. Average worldwide realized natural gas liquids (NGL) prices increased by 57 percent from the prior quarter to $23.44 per barrel of oil equivalent (BOE). Average domestic realized gas prices increased by 65 percent from the prior quarter to $2.56 per Mcf.

Total average global production of 1,117 thousand of barrels of oil equivalent per day (Mboed) for the first quarter exceeded the midpoint of guidance by 17 Mboed. Rockies and Gulf of Mexico exceeded the high end of guidance with production of 296 Mboed and 151 Mboed, respectively. Permian production of 457 Mboed came in at the high end of guidance. International average daily production volumes were 213 Mboed.

OxyChem
Chemical pre-tax income of $251 million for the first quarter of 2021 exceeded guidance of $225 million. Compared to the fourth quarter of 2020 pre-tax income of $192 million, the increase in first quarter of 2021 income was driven primarily by improved pricing across most product lines, partially offset by the unfavorable impact of winter storm Uri in February 2021. The storm temporarily interrupted production and sales across multiple facilities, and increased the cost of raw materials, primarily ethylene and power.

Midstream and Marketing
Midstream and marketing pre-tax income for the first quarter of 2021 was $282 million, compared to a pre-tax loss of $90 million for the fourth quarter of 2020. First quarter income included a pre-tax gain of $102 million on the sale of 11.5 million limited partner units in WES and net derivative gains of $15 million. Excluding items affecting comparability, first quarter of 2021 midstream and marketing income improved compared to the fourth quarter of 2020, primarily due the timing impact of crude export sales in the marketing business. WES equity income, excluding the pre-tax gain on sale for the first quarter of 2021, was $91 million. Excluding WES equity income, midstream and marketing's outperformance compared to guidance in the first quarter of 2021 was primarily driven by the marketing business's ability to optimize long-haul gas transportation in the Rockies along with the timing impact of export crude sales.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), cash flow from continuing operations before working capital and free cash flow, supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with cash flow from continuing operations before working capital and free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), cash flow from continuing operations before working capital and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets in the United States, Middle East, Africa, and Latin America. We are one of the largest oil producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets, repay or refinance debt and the impact of changes in Occidental’s credit ratings; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of our proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; general economic conditions, including slowdowns, domestically or internationally, and volatility in the securities, capital or credit markets; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; governmental actions and political conditions and events; legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deepwater and onshore drilling and permitting regulations, and environmental regulation (including regulations related to climate change); environmental risks and liability under federal, regional, state, provincial, tribal, local and international environmental laws and regulations (including remedial actions); Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Oxy Low Carbon Ventures or announced greenhouse gas reduction targets; potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental’s control.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	Jeff Alvarez
713-497-2017	713-215-7864
eric_moses@oxy.com	jeff_alvarez@oxy.com

Occidental Petroleum Corporation
1st Quarter 2021
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2020					2021
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Loss ($ millions)
Reported loss attributable to common stockholders		$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)	$(346)				$(346)
Reported EPS - Diluted ($/share)		$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)				$(0.36)
Effective tax rate on reported income (loss) (%)		1%	18%	10%	19%	14%	5%				5%

Adjusted loss attributable to common stockholders (Non-GAAP)	(a)	$(598)	$(1,692)	$(788)	$(610)	$(3,688)	$(136)				$(136)
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$(0.67)	$(1.85)	$(0.85)	$(0.65)	$(4.01)	$(0.15)				$(0.15)
Effective tax rate on adjusted income (loss) (%)		2%	15%	8%	8%	11%	(327)%				(327)%

Average Shares Outstanding
Basic (millions)		896.7	915.5	929.3	933.0	918.7	933.1				933.1
Diluted (millions)		896.7	915.5	929.3	933.0	918.7	947.9				947.9

Daily Production Volumes
Total US (MBOE/D)		1,175	1,116	960	900	1,037	904				904
US Oil (MBBL/D)		662	603	508	477	561	488				488
Worldwide - Reported (MBOE/D)		1,497	1,434	1,265	1,195	1,347	1,139				1,139
Worldwide - Continuing Operations (MBOE/D)		1,437	1,373	1,204	1,143	1,289	1,117				1,117
Worldwide Sales - Continuing Operations (MBOE/D)		1,432	1,386	1,192	1,158	1,291	1,113				1,113

Commodity Price Realizations
Worldwide oil ($/BBL)		$46.96	$23.14	$38.51	$40.76	$37.34	$55.65				$55.65
Worldwide NGL ($/BBL)		$13.09	$7.79	$14.85	$14.95	$12.58	$23.44				$23.44
Domestic gas ($/MCF)		$1.18	$0.90	$1.18	$1.55	$1.18	$2.56				$2.56

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$1,484	$587	$1,644	$1,405	$5,120	$2,135				$2,135
Working capital changes		(189)	(222)	(829)	(38)	(1,278)	(1,347)				(1,347)
Operating cash flow		$1,295	$365	$815	$1,367	$3,842	$788				$788
Capital expenditures		$(1,300)	$(375)	$(246)	$(614)	$(2,535)	$(579)				$(579)

		2020					2021
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Loss ($ millions)
Reported loss attributable to common stockholders		$(2,232)	$(10,585)	$(14,363)	$(15,675)		$(346)
Reported EPS - Diluted ($/share)		$(2.49)	$(11.68)	$(15.72)	$(17.06)		$(0.36)
Effective tax rate on reported income (loss) (%)		1%	15%	14%	14%		5%

Adjusted loss attributable to common stockholders (Non-GAAP)	(a)	$(598)	$(2,290)	$(3,078)	$(3,688)		$(136)
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$(0.67)	$(2.53)	$(3.37)	$(4.01)		$(0.15)
Effective tax rate on adjusted income (loss) (%)		2%	13%	12%	11%		(327)%

Average Shares Outstanding
Basic (millions)		896.7	906.2	913.9	918.7		933.1
Diluted (millions)		896.7	906.2	913.9	918.7		947.9

Daily Production Volumes
Total US (MBOE/D)		1,175	1,146	1,083	1,037		904
US Oil (MBBL/D)		662	633	591	561		488
Worldwide - Reported (MBOE/D)		1,497	1,466	1,398	1,347		1,139
Worldwide - Continuing Operations (MBOE/D)		1,437	1,405	1,337	1,289		1,117
Worldwide Sales - Continuing Operations (MBOE/D)		1,432	1,409	1,336	1,291		1,113

Commodity Price Realizations
Worldwide oil ($/BBL)		$46.96	$35.52	$36.44	$37.34		$55.65
Worldwide NGL ($/BBL)		$13.09	$10.43	$11.84	$12.58		$23.44
Domestic gas ($/MCF)		$1.18	$1.04	$1.09	$1.18		$2.56

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$1,484	$2,071	$3,715	$5,120		$2,135
Working capital changes		(189)	(411)	(1,240)	(1,278)		(1,347)
Operating cash flow		$1,295	$1,660	$2,475	$3,842		$788
Capital expenditures		$(1,300)	$(1,675)	$(1,921)	$(2,535)		$(579)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(Amounts in millions)

	2020					2021
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$(282)	$(5,514)	$(21)	$(87)	$(5,904)	$(135)				$(135)
Asset sales gains (losses), net	—	14	(439)	(850)	(1,275)	—				—
Rig termination and others	(35)	(3)	(23)	2	(59)	—				—
Oil, gas and CO2 derivative gains (losses), net	870	53	136	31	1,090	(40)				(40)
Total Domestic	553	(5,450)	(347)	(904)	(6,148)	(175)				(175)
International
Asset impairments	(264)	(931)	—	—	(1,195)	—				—
Asset sales gains (losses), net	—	—	(356)	3	(353)	—				—
Rig termination and others	—	(6)	(4)	(3)	(13)	—				—
Total International	(264)	(937)	(360)	—	(1,561)	—				—
Total Oil and Gas	289	(6,387)	(707)	(904)	(7,709)	(175)				(175)

Chemical
No items affecting comparability	—	—	—	—	—	—				—
Total Chemical	—	—	—	—	—	—				—

Midstream & Marketing
Asset sales gains (losses), net	—	—	(46)	—	(46)	102				102
Goodwill impairment and equity losses	(1,458)	(7)	(2,729)	—	(4,194)	—				—
Derivative gains (losses), net	251	54	(20)	(188)	97	15				15
Total Midstream & Marketing	(1,207)	47	(2,795)	(188)	(4,143)	117				117

Corporate
Anadarko acquisition-related costs	(148)	(149)	(5)	(37)	(339)	(41)				(41)
Acquisition-related pension & termination benefits	—	114	—	—	114	—				—
Interest rate swap gains (losses), net	(669)	4	88	149	(428)	399				399
Other charges and asset impairments	—	—	—	—	—	—				—
Warrants gains (losses), net	84	(79)	—	—	5	—				—
Total Corporate	(733)	(110)	83	112	(648)	358				358

Valuation allowance on tax assets	—	—	(37)	2	(35)	—				—
Income taxes	17	1,204	386	239	1,846	(65)				(65)
Income (loss) from continuing operations	(1,634)	(5,246)	(3,070)	(739)	(10,689)	235				235
Discontinued operations, net of taxes (a)	—	(1,415)	80	37	(1,298)	(445)				(445)
Total	$(1,634)	$(6,661)	$(2,990)	$(702)	$(11,987)	$(210)			$—	$(210)

After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$(219)	$(4,299)	$(17)	$(67)	$(4,602)	$(106)				$(106)
Asset sales gains (losses), net	—	11	(342)	(663)	(994)	—				—
Rig termination and others	(27)	5	(18)	2	(38)	—				—
Oil, gas and CO2 derivative gains (losses), net	677	42	105	24	848	(31)				(31)
Total Domestic	431	(4,241)	(272)	(704)	(4,786)	(137)				(137)
International
Asset impairments	(264)	(931)	—	—	(1,195)	—				—
Asset sales gains (losses), net	—	—	(356)	3	(353)	—				—
Rig termination and others	—	(6)	(4)	(3)	(13)	—				—
Total International	(264)	(937)	(360)	—	(1,561)	—				—
Total Oil and Gas	167	(5,178)	(632)	(704)	(6,347)	(137)				(137)

Chemical
No items affecting comparability	—	—	—	—	—	—				—
Total Chemical	—	—	—	—	—	—				—

Midstream & Marketing
Asset sales gains (losses), net	—	—	(50)	—	(50)	79				79
Goodwill impairment and equity losses	(1,443)	(6)	(2,402)	23	(3,828)	—				—
Derivative gains (losses), net	195	42	(15)	(147)	75	12				12
Total Midstream & Marketing	(1,248)	36	(2,467)	(124)	(3,803)	91				91

Corporate
Anadarko acquisition-related costs	(115)	(117)	(3)	(29)	(264)	(31)				(31)
Acquisition-related pension & termination benefits	—	89	—	—	89	—				—
Interest rate swap gains (losses), net	(522)	3	69	116	(334)	312				312
Warrants gains (losses), net	84	(79)	—	—	5	—				—
Total Corporate	(553)	(104)	66	87	(504)	281				281

Valuation allowance on tax assets	—	—	(37)	2	(35)	—				—
State tax rate revaluation	—	—	—	—	—	—				—
Income (loss) from continuing operations	(1,634)	(5,246)	(3,070)	(739)	(10,689)	235				235
Discontinued operations, net of taxes (a)	—	(1,415)	80	37	(1,298)	(445)				(445)
Total	$(1,634)	$(6,661)	$(2,990)	$(702)	$(11,987)	$(210)				$(210)
(a) The pre-tax impairment for the second quarter of 2020 was $2.2 billion.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2020					2021
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$233	$(6,841)	$(885)	$(1,265)	$(8,758)	$(214)				$(214)
International	40	(860)	(158)	236	(742)	180				180
Exploration	(37)	(33)	(29)	(33)	(132)	(28)				(28)
Total Oil & Gas	236	(7,734)	(1,072)	(1,062)	(9,632)	(62)				(62)
Chemical	186	108	178	192	664	251				251
Midstream & Marketing	(1,287)	(7)	(2,791)	(90)	(4,175)	282				282
Segment income (loss)	(865)	(7,633)	(3,685)	(960)	(13,143)	471				471
Corporate
Interest	(352)	(310)	(353)	(409)	(1,424)	(395)				(395)
Other	(821)	(241)	(20)	(56)	(1,138)	239				239
Income (loss) from continuing operations before taxes	(2,038)	(8,184)	(4,058)	(1,425)	(15,705)	315				315
Taxes
Federal and state	90	1,577	511	429	2,607	102				102
International	(65)	(109)	(108)	(153)	(435)	(118)				(118)
Income (loss) from continuing operations	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)	299				299
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)				(445)
Net loss	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)	(146)				(146)
Less: Preferred stock dividends	(219)	(222)	(203)	(200)	(844)	(200)				(200)
Net loss attributable to common stockholders	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)	$(346)				$(346)
Reported diluted earnings per share	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)				$(0.36)
Effective Tax Rate	1%	18%	10%	19%	14%	5%				5%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$553	$(5,450)	$(347)	$(904)	$(6,148)	$(175)				$(175)
International	(264)	(937)	(360)	—	(1,561)	—				—
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	289	(6,387)	(707)	(904)	(7,709)	(175)				(175)
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	(1,207)	47	(2,795)	(188)	(4,143)	117				117
Segment income (loss)	(918)	(6,340)	(3,502)	(1,092)	(11,852)	(58)				(58)
Corporate
Interest	—	—	—	—	—	—				—
Other	(733)	(110)	83	112	(648)	358				358
Income (loss) from continuing operations before taxes	(1,651)	(6,450)	(3,419)	(980)	(12,500)	300				300
Taxes
Federal and state	17	1,204	349	241	1,811	(65)				(65)
International	—	—	—	—	—	—				—
Income (loss) from continuing operations	(1,634)	(5,246)	(3,070)	(739)	(10,689)	235				235
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)				(445)
Net loss	(1,634)	(6,661)	(2,990)	(702)	(11,987)	(210)				(210)
Less: Preferred stock dividends	—	—	—	—	—	—				—
Net loss attributable to common stockholders	$(1,634)	$(6,661)	$(2,990)	$(702)	$(11,987)	$(210)				$(210)

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(320)	$(1,391)	$(538)	$(361)	$(2,610)	$(39)				$(39)
International	304	77	202	236	819	180				180
Exploration	(37)	(33)	(29)	(33)	(132)	(28)				(28)
Total Oil & Gas	(53)	(1,347)	(365)	(158)	(1,923)	113				113
Chemical	186	108	178	192	664	251				251
Midstream & Marketing	(80)	(54)	4	98	(32)	165				165
Adjusted segment income (loss)	53	(1,293)	(183)	132	(1,291)	529				529
Corporate
Interest	(352)	(310)	(353)	(409)	(1,424)	(395)				(395)
Other	(88)	(131)	(103)	(168)	(490)	(119)				(119)
Adjusted income (loss) from continuing operations before taxes	(387)	(1,734)	(639)	(445)	(3,205)	15				15
Taxes
Federal and state	73	373	162	188	796	167				167
International	(65)	(109)	(108)	(153)	(435)	(118)				(118)
Adjusted income (loss)	(379)	(1,470)	(585)	(410)	(2,844)	64				64
Less: Preferred stock dividends	(219)	(222)	(203)	(200)	(844)	(200)				(200)
Adjusted loss attributable to common stockholders	$(598)	$(1,692)	$(788)	$(610)	$(3,688)	$(136)				$(136)
Adjusted diluted earnings per share (Non-GAAP)	$(0.67)	$(1.85)	$(0.85)	$(0.65)	$(4.01)	$(0.15)				$(0.15)
Effective Tax Rate	2%	15%	8%	8%	11%	(327)%				(327)%
(a) Non-GAAP Measure Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2020					2021
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$182	$(5,336)	$(690)	$(987)	$(6,831)	$(167)				$(167)
International	(85)	(926)	(233)	98	(1,146)	69				69
Exploration	(32)	(26)	(26)	(29)	(113)	(23)				(23)
Total Oil & Gas	65	(6,288)	(949)	(918)	(8,090)	(121)				(121)
Chemical	142	82	137	146	507	193				193
Midstream & Marketing	(1,306)	2	(2,455)	(64)	(3,823)	251				251
Segment income (loss)	(1,099)	(6,204)	(3,267)	(836)	(11,406)	323				323
Corporate
Interest	(352)	(310)	(353)	(409)	(1,424)	(395)				(395)
Other	(641)	(235)	(20)	(56)	(952)	162				162
Taxes	79	33	(15)	152	249	209				209
Income (loss) from continuing operations	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)	299				299
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)				(445)
Net loss	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)	(146)				(146)
Less: Preferred stock dividends	(219)	(222)	(203)	(200)	(844)	(200)				(200)
Net loss attributable to common stockholders	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)	$(346)				$(346)

Reported diluted earnings per share	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)				$(0.36)

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$431	$(4,241)	$(272)	$(704)	$(4,786)	$(137)				$(137)
International	(264)	(937)	(360)	—	(1,561)	—				—
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	167	(5,178)	(632)	(704)	(6,347)	(137)				(137)
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	(1,248)	36	(2,467)	(124)	(3,803)	91				91
Segment loss	(1,081)	(5,142)	(3,099)	(828)	(10,150)	(46)				(46)
Corporate
Interest	—	—	—	—	—	—				—
Other	(553)	(104)	66	87	(504)	281				281
Taxes	—	—	(37)	2	(35)	—				—
Income (loss) from continuing operations	(1,634)	(5,246)	(3,070)	(739)	(10,689)	235				235
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)				(445)
Net loss	(1,634)	(6,661)	(2,990)	(702)	(11,987)	(210)				(210)
Less: Preferred stock dividends	—	—	—	—	—	—				—
Net loss attributable to common stockholders	$(1,634)	$(6,661)	$(2,990)	$(702)	$(11,987)	$(210)				$(210)

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(249)	$(1,095)	$(418)	$(283)	$(2,045)	$(30)				$(30)
International	179	11	127	98	415	69				69
Exploration	(32)	(26)	(26)	(29)	(113)	(23)				(23)
Total Oil & Gas	(102)	(1,110)	(317)	(214)	(1,743)	16				16
Chemical	142	82	137	146	507	193				193
Midstream & Marketing	(58)	(34)	12	60	(20)	160				160
Segment income	(18)	(1,062)	(168)	(8)	(1,256)	369				369
Corporate
Interest	(352)	(310)	(353)	(409)	(1,424)	(395)				(395)
Other	(88)	(131)	(86)	(143)	(448)	(119)				(119)
Taxes	79	33	22	150	284	209				209
Income (loss) from continuing operations	(379)	(1,470)	(585)	(410)	(2,844)	64				64
Less: Preferred stock dividends	(219)	(222)	(203)	(200)	(844)	(200)				(200)
Adjusted loss attributable to common stockholders	$(598)	$(1,692)	$(788)	$(610)	$(3,688)	$(136)				$(136)

Adjusted diluted earnings per share (Non-GAAP)	$(0.67)	$(1.85)	$(0.85)	$(0.65)	$(4.01)	$(0.15)				$(0.15)

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)				$(0.36)
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$0.48	$(4.63)	$(0.30)	$(0.76)	$(5.21)	$(0.14)				$(0.14)
International	(0.29)	(1.02)	(0.39)	—	(1.70)	—				—
Exploration	—	—	—	—	—	—				—
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	(1.39)	0.04	(2.65)	(0.13)	(4.14)	0.10				0.10
Corporate
Interest	—	—	—	—	—	—				—
Other	(0.62)	(0.11)	0.07	0.09	(0.55)	0.30				0.30
Taxes	—	—	(0.04)	—	(0.04)	—				—
Discontinued Operations	—	(1.55)	0.09	0.04	(1.41)	(0.47)				(0.47)
Total After-Tax Adjustments for Items Affecting Comparability	$(1.82)	$(7.27)	$(3.22)	$(0.76)	$(13.05)	$(0.21)				$(0.21)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$(0.67)	$(1.85)	$(0.85)	$(0.65)	$(4.01)	$(0.15)				$(0.15)

Average Diluted Shares Outstanding (millions)	896.7	915.5	929.3	933.0	918.7	947.9				947.9
The difference between reported average diluted shares outstanding and adjusted average diluted shares outstanding is immaterial and does not impact the calculation of adjusted earnings per share. As such, adjusted earnings per share is calculated as adjusted income (loss) divided by reported average diluted shares outstanding.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(Amounts in millions, except per share amounts)

	2020					2021
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$5,060	$2,040	$2,989	$2,977	$13,066	$3,664				$3,664
Chemical	962	846	937	988	3,733	1,088				1,088
Midstream & Marketing	790	204	364	410	1,768	807				807
Eliminations	(199)	(162)	(182)	(215)	(758)	(266)				(266)
Total	6,613	2,928	4,108	4,160	17,809	5,293				5,293
Interest, dividends and other income	34	33	21	30	118	75				75
Gains (losses) on sale of assets, net	7	15	(846)	(842)	(1,666)	111				111
Total	6,654	2,976	3,283	3,348	16,261	5,479				5,479

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	1,069	631	656	709	3,065	776				776
Transportation and gathering expense	565	367	343	325	1,600	329				329
Chemical and midstream costs of sales	612	577	618	601	2,408	594				594
Purchased commodities	393	214	333	455	1,395	558				558
Selling, general and administrative	264	225	166	209	864	166				166
Other operating and non-operating expense	197	114	231	342	884	258				258
Taxes other than on income	225	68	180	149	622	210				210
Depreciation, depletion and amortization	2,309	2,119	1,915	1,754	8,097	2,194				2,194
Asset impairments and other charges	1,803	6,470	2,723	87	11,083	135				135
Anadarko acquisition-related costs	148	149	5	37	339	41				41
Exploration expense	37	33	29	33	132	28				28
Interest and debt expense, net	352	310	353	409	1,424	395				395
Total	7,974	11,277	7,552	5,110	31,913	5,684				5,684
LOSS BEFORE INCOME TAXES AND OTHER ITEMS	(1,320)	(8,301)	(4,269)	(1,762)	(15,652)	(205)				(205)
OTHER ITEMS
Gains (losses) on interest rate swaps and warrants, net	(585)	(76)	88	150	(423)	399				399
Income (loss) from equity investments	(133)	193	123	187	370	121				121
Total	(718)	117	211	337	(53)	520				520
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(2,038)	(8,184)	(4,058)	(1,425)	(15,705)	315				315
Income tax benefit (expense)	25	1,468	403	276	2,172	(16)				(16)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)	299				299
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)				(445)
NET LOSS	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)	(146)				(146)
Less: Preferred stock dividend	(219)	(222)	(203)	(200)	(844)	(200)				(200)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)	$(346)				$(346)

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(2.49)	$(7.58)	$(4.16)	$(1.45)	$(15.65)	$0.11				$0.11
Discontinued operations, net	—	(1.54)	0.09	0.04	(1.41)	(0.48)				(0.48)
BASIC EARNINGS PER COMMON SHARE	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.37)				$(0.37)

DILUTED EARNINGS PER COMMON SHARE	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)				$(0.36)

DIVIDENDS PER COMMON SHARE	$0.79	$0.01	$0.01	$0.01	$0.82	$0.01				$0.01

AVERAGE COMMON SHARES OUTSTANDING
BASIC	896.7	915.5	929.3	933.0	918.7	933.1				933.1
DILUTED	896.7	915.5	929.3	933.0	918.7	947.9				947.9

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(Amounts in millions)

	2020				2021
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,021	$1,011	$1,896	$2,008	$2,270
Restricted cash and restricted cash equivalents	269	124	51	170	183
Trade receivables, net	2,458	2,359	2,083	2,115	3,046
Inventories	1,567	1,477	1,660	1,898	2,173
Assets held for sale	3,606	1,412	3,559	1,433	1,249
Other current assets	2,398	2,054	1,445	1,195	1,153
Total current assets	12,319	8,437	10,694	8,819	10,074

INVESTMENTS IN UNCONSOLIDATED ENTITIES	6,050	6,128	3,125	3,250	3,170

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	125,388	125,523	120,459	118,964	119,278
Accumulated depreciation, depletion and amortization	(44,615)	(52,919)	(52,038)	(53,075)	(55,205)
Net property, plant and equipment	80,773	72,604	68,421	65,889	64,073

OPERATING LEASE ASSETS	1,216	1,129	1,196	1,062	949
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,285	1,154	998	1,044	1,089
TOTAL ASSETS	$101,643	$89,452	$84,434	$80,064	$79,355

CURRENT LIABILITIES
Current maturities of long-term debt	$2,464	$2,460	$2,558	$440	$559
Current operating lease liabilities	461	420	459	473	369
Accounts payable	3,888	3,034	2,682	2,987	3,416
Accrued liabilities	3,504	3,215	3,470	3,570	3,566
Accrued income taxes	—	—	—	—	—
Liabilities of assets held for sale	1,589	790	1,331	753	721
Total current liabilities	11,906	9,919	10,500	8,223	8,631

LONG-TERM DEBT, NET	36,058	36,034	35,899	35,745	35,466

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes,net	9,403	7,887	7,508	7,113	6,941
Asset retirement obligations	4,454	4,316	4,135	3,977	4,030
Pension and postretirement obligations	1,983	1,816	1,728	1,763	1,553
Environmental remediation liabilities	1,017	1,000	975	1,028	1,029
Operating lease liabilities	784	740	786	641	628
Other	4,743	4,394	3,043	3,001	2,777
Total deferred credits and other liabilities	22,384	20,153	18,175	17,523	16,958
EQUITY
Preferred stock, $1.00 per share par value	9,762	9,762	9,762	9,762	9,762
Common stock, $0.20 per share par value	210	213	216	216	217
Treasury stock	(10,653)	(10,657)	(10,657)	(10,665)	(10,668)
Additional paid-in capital	15,081	16,235	16,505	16,552	16,585
Retained earnings	17,229	8,105	4,317	2,996	2,639
Accumulated other comprehensive loss	(334)	(312)	(283)	(288)	(235)
Total equity	31,295	23,346	19,860	18,573	18,300

TOTAL LIABILITIES AND EQUITY	$101,643	$89,452	$84,434	$80,064	$79,355

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(Amounts in millions)

	2020					2021
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net loss	$(2,013)	$(8,131)	$(3,575)	$(1,112)	$(14,831)	$(146)				$(146)
Depreciation, depletion and amortization (see detail below)	2,309	2,119	1,915	1,754	8,097	2,194				2,194
Deferred income tax benefit	(218)	(1,525)	(374)	(400)	(2,517)	(81)				(81)
Asset impairments and other non-cash charges	1,406	8,124	3,678	1,163	14,371	168				168
Operating cash flow from continuing operations before working capital (Non-GAAP) (see below) (a)	1,484	587	1,644	1,405	5,120	2,135				2,135
Working capital changes	(189)	(222)	(829)	(38)	(1,278)	(1,347)				(1,347)
Operating cash flow from continuing operations (GAAP)	1,295	365	815	1,367	3,842	788				788

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(1,300)	(375)	(246)	(614)	(2,535)	(579)				(579)
Payments for purchases of assets and businesses	(35)	(13)	(54)	(12)	(114)	(105)				(105)
Sales of assets, net	112	69	12	2,088	2,281	496				496
Changes in capital accrual	(435)	(307)	17	206	(519)	(75)				(75)
Other investing activities	142	61	(15)	(79)	109	(10)				(10)
Investing cash flow from continuing operations	(1,516)	(565)	(286)	1,589	(778)	(273)				(273)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(913)	(714)	(7)	(211)	(1,845)	(211)				(211)
Purchases of treasury stock	—	—	(4)	(8)	(12)	(3)				(3)
Proceeds from debt	—	—	4,956	1,980	6,936	—				—
Payments of debt	—	—	(4,615)	(4,301)	(8,916)	(174)				(174)
Other financing activities	(106)	(217)	(27)	(321)	(671)	36				36
Financing cash flow from continuing operations	(1,019)	(931)	303	(2,861)	(4,508)	(352)				(352)

Cash Flow From Discontinued Operations	30	(20)	29	25	64	111				111

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(1,210)	(1,151)	861	120	(1,380)	274				274
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	3,574	2,364	1,213	2,074	3,574	2,194				2,194
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$2,364	$1,213	$2,074	$2,194	$2,194	$2,468				$2,468

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(1,244)	$(317)	$(186)	$(461)	$(2,208)	(513)				(513)
Chemical	(41)	(41)	(55)	(118)	(255)	(47)				(47)
Midstream & Marketing	(13)	(16)	(2)	(19)	(50)	(17)				(17)
Corporate	(2)	(1)	(3)	(16)	(22)	(2)				(2)
Total Capital Expenditures	$(1,300)	$(375)	$(246)	$(614)	$(2,535)	$(579)				$(579)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,881	$1,764	$1,563	$1,403	$6,611	$1,852				$1,852
International	242	206	182	173	803	166				166
Chemical	90	86	90	90	356	84				84
Midstream & Marketing	80	74	78	80	312	82				82
Corporate	16	(11)	2	8	15	10				10
Total Depreciation, Depletion and Amortization	$2,309	$2,119	$1,915	$1,754	$8,097	$2,194				$2,194

Free Cash Flow (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow from continuing operations (GAAP)	$1,295	$365	$815	$1,367	$3,842	$788	$—	$—	$—	$788
Plus: Working capital and other, net	189	222	829	38	1,278	1,347	—	—	—	1,347
Operating cash flow from continuing operations before working capital (Non-GAAP)	1,484	587	1,644	1,405	5,120	2,135	—	—	—	2,135
Less: Capital Expenditures (GAAP)	(1,300)	(375)	(246)	(614)	(2,535)	(579)	—	—	—	(579)
Free Cash Flow (Non-GAAP)	$184	$212	$1,398	$791	$2,585	$1,556	$—	$—	$—	$1,556

(a) Non-GAAP Measures. Operating cash flow before working capital and free cash flow are non-GAAP measures. Occidental defines operating cash flow before working capital as operating cash from continuing operations less working capital and free cash flow as operating cash flow before working capital less capital expenditures. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow from continuing operations is considered representative of management's performance over the long term, and operating cash flow before working capital and free cash flow are not considered to be alternatives to reported operating cash flow in accordance to GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2020					2021
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	625	606	554	517	575	457				457
Rockies & Other Domestic	387	368	297	278	332	296				296
Gulf of Mexico	163	142	109	105	130	151				151
Total	1,175	1,116	960	900	1,037	904				904

International
Algeria & Other International	55	41	42	39	45	39				39
Al Hosn	77	80	76	79	78	57				57
Dolphin	40	49	46	43	44	38				38
Oman	90	87	80	82	85	79				79
Total	262	257	244	243	252	213				213

TOTAL CONTINUING OPERATIONS PRODUCTION	1,437	1,373	1,204	1,143	1,289	1,117				1,117

OPERATIONS EXITED OR EXITING	60	61	61	52	58	22				22

TOTAL REPORTED PRODUCTION	1,497	1,434	1,265	1,195	1,347	1,139				1,139

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	388	363	324	303	343	271				271
Rockies & Other Domestic	138	122	93	85	109	92				92
Gulf of Mexico	136	118	91	89	109	125				125
Total	662	603	508	477	561	488				488
NGL (MBOE)
Permian	131	135	126	117	129	97				97
Rockies & Other Domestic	87	85	78	84	83	92				92
Gulf of Mexico	12	10	8	7	9	11				11
Total	230	230	212	208	221	200				200
Natural Gas (MMCF)
Permian	633	647	625	579	620	531				531
Rockies & Other Domestic	972	967	757	656	838	673				673
Gulf of Mexico	90	83	57	54	71	90				90
Total	1,695	1,697	1,439	1,289	1,529	1,294				1,294

International
Oil (MBBL)
Algeria and Other International	50	37	38	37	41	36				36
Al Hosn	13	14	13	14	14	10				10
Dolphin	6	8	8	7	7	6				6
Oman	67	65	61	66	65	64				64
Total	136	124	120	124	127	116				116
NGL (MBOE)
Algeria and Other International	4	3	3	1	3	2				2
Al Hosn	25	25	24	25	24	18				18
Dolphin	8	10	9	8	9	8				8
Total	37	38	36	34	36	28				28
Natural Gas (MMCF)
Algeria and Other International	8	7	7	7	7	7				7
Al Hosn	234	244	233	240	238	174				174
Dolphin	155	188	176	167	170	146				146
Oman	139	132	111	98	120	89				89
Total	536	571	527	512	535	416				416

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2020					2021
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	1,175	1,116	960	900	1,037	904				904

International
Algeria & Other International	51	51	32	51	46	36				36
Al Hosn	77	80	76	79	78	57				57
Dolphin	40	49	46	43	45	37				37
Oman	89	90	78	85	85	79				79
Total	257	270	232	258	254	209				209

TOTAL CONTINUING OPERATIONS SALES	1,432	1,386	1,192	1,158	1,291	1,113				1,113

OPERATIONS EXITED OR EXITING	63	58	64	54	60	28				28

TOTAL REPORTED SALES	1,495	1,444	1,256	1,212	1,351	1,141				1,141

REALIZED PRICES
United States
Oil ($/BBL)	$45.71	$21.27	$38.22	$40.54	$36.39	$56.18				$56.18
NGL ($/BOE)	$11.98	$7.22	$14.62	$14.50	$11.98	$23.62				$23.62
Natural Gas ($/MCF)	$1.18	$0.90	$1.18	$1.55	$1.18	$2.56				$2.56

International
Oil ($/BBL)	$53.24	$31.42	$39.86	$41.52	$41.50	$53.39				$53.39
NGL ($/BOE)	$20.32	$11.23	$16.24	$17.51	$16.22	$22.11				$22.11
Natural Gas ($/MCF)	$1.73	$1.67	$1.64	$1.62	$1.67	$1.70				$1.70

Total Worldwide
Oil ($/BBL)	$46.96	$23.14	$38.51	$40.76	$37.34	$55.65				$55.65
NGL ($/BOE)	$13.09	$7.79	$14.85	$14.95	$12.58	$23.44				$23.44
Natural Gas ($/MCF)	$1.31	$1.10	$1.31	$1.57	$1.31	$2.36				$2.36

Index Prices
WTI Oil ($/BBL)	$46.17	$27.85	$40.93	$42.66	$39.40	$57.84				$57.84
Brent Oil ($/BBL)	$50.95	$33.26	$43.37	$45.24	$43.21	$61.10				$61.10
NYMEX Natural Gas ($/MCF)	$2.05	$1.77	$1.94	$2.66	$2.11	$2.72				$2.72

Percentage of Index Prices
Worldwide oil as a percentage of WTI	102%	83%	94%	96%	95%	96%				96%
Worldwide oil as a percentage of Brent	92%	70%	89%	90%	87%	91%				91%
Worldwide NGL as a percentage of WTI	28%	28%	36%	35%	32%	41%				41%
Worldwide NGL as a percentage of Brent	26%	23%	34%	33%	29%	38%				38%
Domestic gas as a percentage of NYMEX	58%	51%	61%	58%	56%	94%				94%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2020					2021
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$6.70	$4.69	$5.38	$6.05	$5.71	$7.20				$7.20
International	$10.18	$7.42	$8.40	$9.20	$8.80	$11.83				$11.83
Total Oil and Gas	$7.39	$5.27	$6.04	$6.80	$6.38	$8.07				$8.07

Transportation costs ($/BOE)
United States	$4.21	$3.41	$3.66	$3.70	$3.75	$3.81				$3.81
Total Oil and Gas	$3.52	$2.83	$3.02	$2.95	$3.09	$3.24				$3.24

Taxes other than on income ($/BOE)
United States	$1.65	$0.63	$1.70	$1.36	$1.32	$2.11				$2.11
Total Oil and Gas	$1.66	$0.54	$1.56	$1.35	$1.27	$2.06				$2.06

DD&A expense ($/BOE)
United States	$17.72	$17.23	$17.73	$16.91	$17.41	$22.77				$22.77
International	$9.13	$7.52	$7.40	$6.57	$7.66	$8.82				$8.82
Total Oil and Gas	$16.01	$15.17	$15.48	$14.42	$15.31	$20.14				$20.14

G&A and other operating expenses ($/BOE)	$2.34	$2.14	$2.33	$2.98	$2.44	$2.41				$2.41

Exploration Expense ($ millions)
United States	$16	$22	$23	$7	$68	$22				$22
International	21	11	6	26	64	6				6
Total Exploration Expense	$37	$33	$29	$33	$132	$28				$28

Capital Expenditures ($ millions)
Permian	$(696)	$(122)	$(65)	$(159)	$(1,042)	$(223)				$(223)
Rockies & Other Domestic	(194)	(20)	(25)	(109)	(348)	(122)				(122)
Gulf of Mexico	(102)	(40)	(21)	(82)	(245)	(73)				(73)
International	(152)	(107)	(77)	(108)	(444)	(84)				(84)
Exploration Drilling	(100)	(28)	2	(3)	(129)	(11)				(11)
Total Oil and Gas	$(1,244)	$(317)	$(186)	$(461)	$(2,208)	$(513)				$(513)